June 3, 1997

                                                                 $2,000,000

                         SECURED DEMAND PROMISSORY NOTE


     AMNEX, INC., a New York corporation ("AMNEX"), AMERICAN NETWORK EXCHANGE, INC., a Delaware corporation and wholly-owned subsidiary of AMNEX ("ANEI"), and CRESCENT PUBLIC COMMUNICATIONS INC., a New York corporation and wholly-owned subsidiary of AMNEX ("Crescent" and collectively with AMNEX and ANEI, the "Makers"), for value received, hereby jointly and severally promise to pay to the order of FRANCESCO GALESI IRREVOCABLE GRANTOR TRUST DATED OCTOBER 18, 1991 (the "Holder"), within fifteen (15) days following the date of receipt of demand for payment (the "Due Date"), at the offices of the Holder indicated in paragraph 6 hereof, the aggregate principal sum of TWO MILLION DOLLARS ($2,000,000) in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and to pay interest on such principal sum at the rate of ten percent (10%) per annum from the date hereof. Accrued interest on the unpaid principal balance of this Secured Demand Promissory Note ("Note") shall be payable on the first business day of each month and on the Due Date.

     1. Registered Owner. The Makers may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Makers shall not be affected by any notice to the contrary. The registered owner of this Note shall have the right to transfer it by assignment and the transferee thereof, upon his registration as owner of this Note, shall become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Note to AMNEX at its offices together with an assignment duly authenticated. In case of transfers by operation of law, the transferee shall notify the Makers of such transfer and of his address, and shall submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Makers by the holder hereof, in person or by attorney, on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of this Note not registered at the time of sending the communication.

     2. Security; Warrant.

          (a) Payment of the principal  amount of, and accrued interest on, this
     Note is secured by a security interest in certain assets of ANEI and Crescent pursuant to a certain Security Agreement of even date by and among ANEI, Crescent and the Holder.

          (b) Concurrently herewith, AMNEX is executing and delivering to the Holder a Warrant for the purchase of up to five hundred thousand (500,000) Common Shares of AMNEX, such Warrant to be exercisable during the eight (8) year period commencing on June 3, 1999 at an exercise price of two dollars and thirty one and one-quarter cents ($2.3125) per share (the "Initial

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     Warrant").  In the event  this Note is not paid on or before  the Due Date,
     AMNEX shall issue to the Holder an additional Warrant, in form and substance identical to the Initial Warrant, except that the number of Common Shares subject to such additional Warrant shall be one hundred thousand (100,000), subject to adjustment as set forth in the Initial Warrant.

     3. Redemption. The Holder, by its acceptance of this Note, hereby acknowledges that, at any time, and from time to time, notwithstanding the lack of demand for payment on the part of the Holder, any of the Makers may, at its option, by written notice given to the Holder, elect to redeem and prepay all or any portion of the outstanding principal indebtedness evidenced by this Note, together with accrued interest thereon, without premium or penalty. Any such notice of a Maker's election to redeem and prepay as provided for hereinabove shall be given not less than five (5) days prior to the date fixed in such notice as the date for the redemption of this Note (the "Redemption Date").

     4. Default Rate of Interest; Late Charge. In the event the Makers shall fail to pay all or any portion of the principal amount hereof on or before the Due Date, any such unpaid amount shall bear interest, for each day from the Due Date until paid in full, at the rate of fifteen percent (15%) per annum, instead of ten percent (10%) per annum as hereinabove provided, payable upon demand. In the event the Makers shall fail to pay timely any other amount due hereunder, the Makers, jointly and severally, agree to make a payment, in addition to all other required payments hereunder, equal to two percent (2%) of the overdue payment.

     5. Applicable Law. This Note is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of New York, excluding choice of law rules thereof.

     6. Notices. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any of the provisions of this Note shall be in writing and shall be deemed to have been duly given or made for all purposes when hand delivered or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail or courier, or telecopier as follows:

         If to Lender at:

         c/o Rotterdam Ventures, Inc.
         Building 6
         East Road
         Rotterdam Industrial Park
         Schenectady, New York 12306
         Attention:  David M. Buicko, Trustee



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         With copies to:

         Morrison & Foerster LLP
         1290 Avenue of the Americas
         New York, New York  10104-0012
         Attention:  Joseph W. Bartlett, Esq.
         Telecopier Number: (212) 468-7900

         and

         Steven Porter, Esq.
         Rotterdam Industrial Park
         Westcott Road
         Building 6
         Schenectady, New York  12306
         Telecopier Number:  (518) 356-5334

         If to AMNEX at:

         101 Park Avenue
         Suite 2507
         New York, New York  10178
         Attention:  Chairman
         Telecopier Number:  (212) 867-0092

         With copies to:

         Certilman Balin Adler & Hyman, LLP
         90 Merrick Avenue
         East Meadow, New York  11554
         Attention:  Fred S. Skolnik, Esq.
         Telecopier Number: (516) 296-7111

         and

         Amy S. Gross, Esq.
         American Network Exchange, Inc.
         100 West Lucerne Circle
         Suite 600
         Orlando, Florida  32801
         Telecopier Number:  (407) 481-2560



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         If to ANEI at:

         100 West Lucerne Circle
         Suite 600
         Orlando, Florida 32801
         Attention:  President
         Telecopier Number: (407) 481-2560

         With a copy to:

         Certilman Balin Adler & Hyman, LLP
         90 Merrick Avenue
         East Meadow, New York  11554
         Attention:  Fred S. Skolnik, Esq.
         Telecopier Number: (516) 296-7111

         If to Crescent at:

         6 Nevada Drive
         Building C
         Lake Success, New York 11042
         Attention: President
         Telecopier Number:  (516) 326-7987

         With a copy to:

         Certilman Balin Adler & Hyman, LLP
         90 Merrick Avenue
         East Meadow, New York  11554
         Attention:  Fred S. Skolnik, Esq.
         Telecopier Number: (516) 296-7111

or at such other address as the Holder or any Maker may specify by notice given to the other party in accordance with this paragraph 6.

     7. Miscellaneous. This Note constitutes the rights and obligations of the Holder and the Makers. No provision of this Note may be modified except by an instrument in writing signed by the party against whom the enforcement of any modification is sought.

     Payment of interest due under this Note prior to the Due Date or Redemption Date, as the case may be, shall be made to the registered holder of this Note. Payment of principal and interest due hereunder on the Due Date or Redemption Date, as the case may be, shall be made to the registered holder of this Note in accordance with the terms hereof following presentation of this Note upon or after such applicable date. No interest shall be due on this Note for such period of time that

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may elapse between the Due Date or Redemption  Date, as the case may be, and its presentation for payment.

     No recourse shall be had for the payment of the principal of, or interest on, this Note against any officer, director or agent of any Maker, past, present or future, all such liability of the officers, directors and agents being waived, released and surrendered by the Holder hereof by the acceptance of this Note.

     IN WITNESS WHEREOF, the Makers have caused this Note to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                                       AMNEX, INC.

                                       By:

                                       AMERICAN NETWORK EXCHANGE, INC.

                                       By:

                                       CRESCENT PUBLIC COMMUNICATIONS INC.

                                       By:



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                                   AMNEX, INC.
                         AMERICAN NETWORK EXCHANGE, INC.
                       CRESCENT PUBLIC COMMUNICATIONS INC.

                         SECURED DEMAND PROMISSORY NOTE

                                  JUNE 3, 1997

                          FOR USE ONLY UPON ASSIGNMENT

                               FOR VALUE RECEIVED

     The undersigned                                            (please print or
typewrite name of assignor) hereby sells, assigns and transfers unto
                                  (please print or typewrite  name,  address and
social security or taxpayer identification number, if any, of assignee) the within Note of AMNEX, Inc., American Network Exchange, Inc. and Crescent Public Communications Inc. in the original principal amount of $2,000,000 and hereby authorizes the Makers to transfer this Note on their books.





                                              (Signature)


                                              (Signature, if jointly held)


                                              (Date)





 (Signature(s) guaranteed)



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